Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

I, Boo-Ali Siddiqui, certify that:

(1) I have reviewed this quarterly report on Form 10-Q for the quarter ended March 31, 2009 of NetSol Technologies, Inc., ("Registrant").

(2) Based on my  knowledge,  this  quarterly  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this quarterly report;

(3)  Based on my knowledge, the financial statements and other financial information  included  in this quarterly report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

(4)  The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a) designed such disclosure  controls and  procedure,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that  material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and  procedures and  presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) disclosed in this report any changes in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's most recent fiscal quarter that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's  internal control over financial  reporting; and;

(5) The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of the internal control over financial reporting,  to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

(a) all significant  deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting which are reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report financial information; and

(b) any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: May 13, 2009	/s/ Boo-Ali Siddiqui
Boo-Ali Siddiqui
Chief Financial Officer